(Multicurrency—Cross Border)

ISDA®

International Swaps and Derivatives Association, Inc.

MASTER AGREEMENT

dated as of     June 29, 2007

DEUTSCHE BANK AG, NEW YORK BRANCH	and	HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Supplemental Interest Trust Trustee for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1
(Party A)		(Party B)

have entered and/or anticipate entering into one or more transactions (each a “Transaction”) that are or will be governed by this Master Agreement, which includes the schedule (the “Schedule”), and the documents and other confirming evidence (each a “Confirmation”) exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows: —

1.

Interpretation

(a)

Definitions.  The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b)

Inconsistency.  In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail.  In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c)

Single Agreement.  All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this “Agreement”), and the parties would not otherwise enter into any Transactions.

2.

Obligations

(a)

General Conditions.

(i)

Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

(ii)

Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

(iii)

Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

(b)

Change of Account. Either party may change its account for receiving a payment or delivery bygiving notice to the other party at least five Local Business Days prior to the scheduled date for the paymentor delivery to which such change applies unless such other party gives timely notice of a reasonable objectionto such change.

(c)

Netting. If on any date amounts would otherwise be payable:—

(i)

in the same currency; and

(ii)

in respect of the same Transaction,

by each party to the other, then, on such date, each party’s obligation to make payment of any such amountwill be automatically satisfied and discharged and, if the aggregate amount that would otherwise have beenpayable by one party exceeds the aggregate amount that would otherwise have been payable by the otherparty, replaced by an obligation upon the party by whom the larger aggregate amount would have beenpayable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respectof all amounts payable on the same date in the same currency in respect of such Transactions, regardless ofwhether such amounts are payable in respect of the same Transaction. The election may be made in theSchedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactionsidentified as being subject to the election, together with the starting date (in which case subparagraph (ii)above will not, or will cease to, apply to such Transactions from such date). This election may be madeseparately for different groups of Transactions and will apply separately to each pairing of Offices throughwhich the parties make and receive payments or deliveries.

(d)

Deduction or Withholding for Tax.

(i)

Gross-Up. All payments under this Agreement will be made without any deduction orwithholding for or on account of any Tax unless such deduction or withholding is required by anyapplicable law, as modified by the practice of any relevant governmental revenue authority, then ineffect. If a party is so required to deduct or withhold, then that party (“X”) will:—

(1)

promptly notify the other party (“Y”) of such requirement;

(2)

pay to the relevant authorities the full amount required to be deducted or withheld(including the full amount required to be deducted or withheld from any additional amountpaid by X to Y under this Section 2(d)) promptly upon the earlier of determining that suchdeduction or withholding is required or receiving notice that such amount has been assessedagainst Y;

(3)

promptly forward to Y an official receipt (or a certified copy), or other documentationreasonably acceptable to Y, evidencing such payment to such authorities; and

(4)

if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y isotherwise entitled under this Agreement, such additional amount as is necessary to ensure thatthe net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessedagainst X or Y) will equal the full amount Y would have received had no such deduction orwithholding been required. However, X will not be required to pay any additional amount toY to the extent that it would not be required to be paid but for:—

(A)

the failure by Y to comply with or perform any agreement contained inSection 4(a)(i), 4(a)(iii) or 4(d); or

(B)

the failure of a representation made by Y pursuant to Section 3(f) to be accurate andtrue unless such failure would not have occurred but for (I) any action taken by a taxingauthority, or brought in a court of competent jurisdiction, on or after the date on which aTransaction is entered into (regardless of whether such action is taken or brought withrespect to a party to this Agreement) or (II) a Change in Tax Law.

(ii)

Liability. If:—

(1)

X is required by any applicable law, as modified by the practice of any relevantgovernmental revenue authority, to make any deduction or withholding in respect of which Xwould not be required to pay an additional amount to Y under Section 2(d)(i)(4);

(2)

X does not so deduct or withhold; and

(3)

a liability resulting from such Tax is assessed directly against X,

then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Ywill promptly pay to X the amount of such liability (including any related liability for interest, butincluding any related liability for penalties only if Y has failed to comply with or perform anyagreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e)

Default Interest; Other Amounts. Prior to the occurrence or effective designation of an EarlyTermination Date in respect of the relevant Transaction, a party that defaults in the performance of anypayment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest(before as well as after judgment) on the overdue amount to the other party on demand in the same currencyas such overdue amount, for the period from (and including) the original due date for payment to (butexcluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis ofdaily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designationof an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance ofany obligation required to be settled by delivery, it will compensate the other party on demand if and to theextent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.

Representations

Each party represents to the other party (which representations will be deemed to be repeated by each partyon each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), atall times until the termination of this Agreement) that:—

(a)

Basic Representations.

(i)

Status. It is duly organised and validly existing under the laws of the jurisdiction of itsorganisation or incorporation and, if relevant under such laws, in good standing;

(ii)

Powers. It has the power to execute this Agreement and any other documentation relating tothis Agreement to which it is a party, to deliver this Agreement and any other documentation relatingto this Agreement that it is required by this Agreement to deliver and to perform its obligationsunder this Agreement and any obligations it has under any Credit Support Document to which it isa party and has taken all necessary action to authorise such execution, delivery and performance;

(iii)

No Violation or Conflict. Such execution, delivery and performance do not violate or conflictwith any law applicable to it, any provision of its constitutional documents, any order or judgmentof any court or other agency of government applicable to it or any of its assets or any contractualrestriction binding on or affecting it or any of its assets;

(iv)

Consents. All governmental and other consents that are required to have been obtained by itwith respect to this Agreement or any Credit Support Document to which it is a party have beenobtained and are in full force and effect and all conditions of any such consents have been compliedwith; and

(v)

Obligations Binding. Its obligations under this Agreement and any Credit Support Documentto which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency,moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, toequitable principles of general application (regardless of whether enforcement is sought in aproceeding in equity or at law)).

(b)

Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge,Termination Event with respect to it has occurred and is continuing and no such event or circumstance wouldoccur as a result of its entering into or performing its obligations under this Agreement or any Credit SupportDocument to which it is a party.

(c)

Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of itsAffiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body,agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it ofthis Agreement or any Credit Support Document to which it is a party or its ability to perform its obligationsunder this Agreement or such Credit Support Document.

(d)

Accuracy of Specified Information. All applicable information that is furnished in writing by or onbehalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as ofthe date of the information, true, accurate and complete in every material respect.

(e)

Payer Tax Representation. Each representation specified in the Schedule as being made by it forthe purpose of this Section 3(e) is accurate and true.

(f)

Payee Tax Representations. Each representation specified in the Schedule as being made by it forthe purpose of this Section 3(f) is accurate and true.

4.

Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under thisAgreement or under any Credit Support Document to which it is a party:—

(a)

Furnish Specified Information. It will deliver to the other party or, in certain cases undersubparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:—

(i)

any forms, documents or certificates relating to taxation specified in the Schedule or anyConfirmation;

(ii)

any other documents specified in the Schedule or any Confirmation; and

(iii)

upon reasonable demand by such other party, any form or document that may be required orreasonably requested in writing in order to allow such other party or its Credit Support Provider tomake a payment under this Agreement or any applicable Credit Support Document without anydeduction or withholding for or on account of any Tax or with such deduction or withholding at areduced rate (so long as the completion, execution or submission of such form or document wouldnot materially prejudice the legal or commercial position of the party in receipt of such demand),with any such form or document to be accurate and completed in a manner reasonably satisfactoryto such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon asreasonably practicable.

(b)

Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect allconsents of any governmental or other authority that are required to be obtained by it with respect to thisAgreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtainany that may become necessary in the future.

(c)

Comply with Laws. It will comply in all material respects with all applicable laws and orders towhich it may be subject if failure so to comply would materially impair its ability to perform its obligationsunder this Agreement or any Credit Support Document to which it is a party.

(d)

Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f)to be accurate and true promptly upon learning of such failure.

(e)

Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed uponit or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated,organised, managed and controlled, or considered to have its seat, or in which a branch or office throughwhich it is acting for the purpose of this Agreement is located (“Stamp Tax Jurisdiction”) and will indemnifythe other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party’sexecution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a StampTax Jurisdiction with respect to the other party.

5.

Events of Default and Termination Events

(a)

Events of Default. The occurrence at any time with respect to a party or, if applicable, any CreditSupport Provider of such party or any Specified Entity of such party of any of the following events constitutesan event of default (an “Event of Default”) with respect to such party:—

(i)

Failure to Pay or Deliver. Failure by the party to make, when due, any payment under thisAgreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is notremedied on or before the third Local Business Day after notice of such failure is given to the party;

(ii)

Breach of Agreement. Failure by the party to comply with or perform any agreement orobligation (other than an obligation to make any payment under this Agreement or delivery underSection 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligationunder Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordancewith this Agreement if such failure is not remedied on or before the thirtieth day after notice ofsuch failure is given to the party;

(iii)

Credit Support Default.

(1)

Failure by the party or any Credit Support Provider of such party to comply with orperform any agreement or obligation to be complied with or performed by it in accordancewith any Credit Support Document if such failure is continuing after any applicable graceperiod has elapsed;

(2)

the expiration or termination of such Credit Support Document or the failing or ceasingof such Credit Support Document to be in full force and effect for the purpose of this Agreement(in either case other than in accordance with its terms) prior to the satisfaction of all obligationsof such party under each Transaction to which such Credit Support Document relates withoutthe written consent of the other party; or

(3)

the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, inwhole or in part, or challenges the validity of, such Credit Support Document;

(iv)

Misrepresentation. A representation (other than a representation under Section 3(e) or (f))made or repeated or deemed to have been made or repeated by the party or any Credit SupportProvider of such party in this Agreement or any Credit Support Document proves to have beenincorrect or misleading in any material respect when made or repeated or deemed to have been madeor repeated;

(v)

Default under Specified Transaction.  The party, any Credit Support Provider of such party orany applicable Specified Entity of such party (1) defaults under a Specified Transaction and, aftergiving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults,after giving effect to any applicable notice requirement or grace period, in making any payment ordelivery due on the last payment, delivery or exchange date of, or any payment on early terminationof, a Specified Transaction (or such default continues for at least three Local Business Days if thereis no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates orrejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entityappointed or empowered to operate it or act on its behalf);

(vi)

Cross Default.  If “Cross Default” is specified in the Schedule as applying to the party, theoccurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicableSpecified Entity of such party under one or more agreements or instruments relating to SpecifiedIndebtedness of any of them (individually or collectively) in an aggregate amount of not less thanthe applicable Threshold Amount (as specified in the Schedule) which has resulted in such SpecifiedIndebtedness becoming, or becoming capable at such time of being declared, due and payable undersuch agreements or instruments, before it would otherwise have been due and payable or (2) a defaultby such party, such Credit Support Provider or such Specified Entity (individually or collectively)in making one or more payments on the due date thereof in an aggregate amount of not less than theapplicable Threshold Amount under such agreements or instruments (after giving effect to anyapplicable notice requirement or grace period);

(vii)

Bankruptcy. The party, any Credit Support Provider of such party or any applicable SpecifiedEntity of such party:—

(1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomesinsolvent or is unable to pay its debts or fails or admits in writing its inability generally to payits debts as they become due; (3) makes a general assignment, arrangement or compositionwith or for the benefit of its creditors; (4) institutes or has instituted against it a proceedingseeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy orinsolvency law or other similar law affecting creditors’ rights, or a petition is presented for itswinding-up or liquidation, and, in the case of any such proceeding or petition instituted orpresented against it, such proceeding or petition (A) results in a judgment of insolvency orbankruptcy or the entry of an order for relief or the making of an order for its winding-up orliquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, officialmanagement or liquidation (other than pursuant to a consolidation, amalgamation or merger);(6) seeks or becomes subject to the appointment of an administrator, provisional liquidator,conservator, receiver, trustee, custodian or other similar official for it or for all or substantiallyall its assets; (7) has a secured party take possession of all or substantially all its assets or hasa distress, execution, attachment, sequestration or other legal process levied, enforced or suedon or against all or substantially all its assets and such secured party maintains possession, orany such process is not dismissed, discharged, stayed or restrained, in each case within 30 daysthereafter; (8) causes or is subject to any event with respect to it which, under the applicablelaws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1)to (7) inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approvalof, or acquiescence in, any of the foregoing acts; or

(viii)

Merger Without Assumption. The party or any Credit Support Provider of such partyconsolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assetsto, another entity and, at the time of such consolidation, amalgamation, merger or transfer:—

(1)

the resulting, surviving or transferee entity fails to assume all the obligations of such partyor such Credit Support Provider under this Agreement or any Credit Support Document towhich it or its predecessor was a party by operation of law or pursuant to an agreementreasonably satisfactory to the other party to this Agreement; or

(2)

the benefits of any Credit Support Document fail to extend (without the consent of theother party) to the performance by such resulting, surviving or transferee entity of its obligationsunder this Agreement.

(b)

Termination Events. The occurrence at any time with respect to a party or, if applicable, any CreditSupport Provider of such party or any Specified Entity of such party of any event specified below constitutesan Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a TaxEvent Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the eventis specified pursuant to (v) below:—

(i)

Illegality.  Due to the adoption of, or any change in, any applicable law after the date on whicha Transaction is entered into, or due to the promulgation of, or any change in, the interpretation byany court, tribunal or regulatory authority with competent jurisdiction of any applicable law aftersuch date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) forsuch party (which will be the Affected Party):—

(1)

to perform any absolute or contingent obligation to make a payment or delivery or toreceive a payment or delivery in respect of such Transaction or to comply with any othermaterial provision of this Agreement relating to such Transaction; or

(2)

to perform, or for any Credit Support Provider of such party to perform, any contingentor other obligation which the party (or such Credit Support Provider) has under any CreditSupport Document relating to such Transaction;

(ii)

Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competentjurisdiction, on or after the date on which a Transaction is entered into (regardless of whether suchaction is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law,the party (which will be the Affected Party) will, or there is a Substantial likelihood that it will, onthe next succeeding Scheduled Payment Date (1) be required to pay to the other party an additionalamount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interestunder Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required tobe deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e),6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax underSection 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

(iii)

Tax Event Upon Merger. The party (the “Burdened Party”) on the next succeeding ScheduledPayment Date will either (1) be required to pay an additional amount in respect of an IndemnifiableTax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or(2) receive a payment from which an amount has been deducted or withheld for or on account ofany Indemnifiable Tax in respect of which the other party is not required to pay an additional amount(other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a partyconsolidating or amalgamating with, or merging with or into, or transferring all or substantially allits assets to, another entity (which will be the Affected Party) where such action does not constitutean event described in Section 5(a)(viii);

(iv)

Credit Event Upon Merger. If “Credit Event Upon Merger” is specified in the Schedule as applyingto the party, such party (“X”), any Credit Support Provider of X or any applicable Specified Entity of Xconsolidates or amalgamates with, or merges with or into, or Transfers all or substantially all its assetsto, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, suchCredit Support Provider or such Specified Entity, as the case may be, immediately prior to such action(and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

(v)

Additional Termination Event. If any “Additional Termination Event” is specified in theSchedule or any Confirmation as applying, the occurrence of such event (and, in such event, theAffected Party or Affected Parties shall be as specified for such Additional Termination Event inthe Schedule or such Confirmation).

(c)

Event of Default and Illegality. If an event or circumstance which would otherwise constitute orgive rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will notconstitute an Event of Default.

6.

Early Termination

(a)

Right to Terminate Following Event of Default. If at any time an Event of Default with respect toa party (the “Defaulting Party”) has occurred and is then continuing, the other party (the “Non-defaultingParty”) may, by not more than 20 days’ notice to the Defaulting Party specifying the relevant Event of Default,designate a day not earlier than the day such notice is effective as an Early Termination Date in respect ofall outstanding Transactions. If, however, “Automatic Early Termination” is specified in the Schedule asapplying to a party, then an Early Termination Date in respect of all outstanding Transactions will occurimmediately upon the occurrence with respect to such party of an Event of Default specified inSection 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediatelypreceding the institution of the relevant proceeding or the presentation of the relevant petition upon theoccurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extentanalogous thereto, (8).

(b)

Right to Terminate Following Termination Event.

(i)

Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware ofit, notify the other party, specifying the nature of that Termination Event and each Affected Transactionand will also give such other information about that Termination Event as the other party may reasonablyrequire.

(ii)

Transfer to Avoid Termination Event. If either an Illegality under Section 5(b)(i)(1) or a TaxEvent occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and theBurdened Party is the Affected Party, the Affected Party will, as a condition to its right to designatean Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days afterit gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect ofthe Affected Transactions to another of its Offices or Affiliates so that such Termination Eventceases to exist.

If the Affected Party is not able to make such a transfer it will give notice to the other party to thateffect within such 20 day period, whereupon the other party may effect such a transfer within30 days after the notice is given under Section 6(b)(i).

Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon theprior written consent of the other party, which consent will not be withheld if such other party’spolicies in effect at such time would permit it to enter into Transactions with the transferee on theterms proposed.

(iii)

Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

(iv)

Right to Terminate. If:—

(1)

a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case maybe, has not been effected with respect to all Affected Transactions within 30 days after anAffected Party gives notice under Section 6(b)(i); or

(2)

an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an AdditionalTermination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is notthe Affected Party,

either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger,any Affected Party in the case of a Tax Event or an Additional Termination Event if there is morethan one Affected Party, or the party which is not the Affected Party in the case of a Credit EventUpon Merger or an Additional Termination Event if there is only one Affected Party may, by notmore than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early TerminationDate in respect of all Affected Transactions.

(c)

Effect of Designation.

(i)

If notice designating an Early Termination Date is given under Section 6(a) or (b), the EarlyTermination Date will occur on the date so designated, whether or not the relevant Event of Defaultor Termination Event is then continuing.

(ii)

Upon the occurrence or effective designation of an Early Termination Date, no furtherpayments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions willbe required to be made, but without prejudice to the other provisions of this Agreement. The amount,if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)

Calculations.

(i)

Statement. On or as soon as reasonably practicable following the occurrence of an EarlyTermination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e)and will provide to the other party a statement (1) showing, in reasonable detail, such calculations(including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) givingdetails of the relevant account to which any amount payable to it is to be paid. In the absence of writtenconfirmation from the source of a quotation obtained in determining a Market Quotation, the records ofthe party obtaining such quotation will be conclusive evidence of the existence and accuracy of suchquotation.

(ii)

Payment Date. An amount calculated as being due in respect of any Early Termination Dateunder Section 6(e) will be payable on the day that notice of the amount payable is effective (in thecase of an Early Termination Date which is designated or occurs as a result of an Event of Default)and on the day which is two Local Business Days after the day on which notice of the amount payableis effective (in the case of an Early Termination Date which is designated as a result of a TerminationEvent). Such amount will be paid together with (to the extent permitted under applicable law)interest thereon (before as well as after judgment) in the Termination Currency, from (and including)the relevant Early Termination Date to (but excluding) the date such amount is paid, at theApplicable Rate. Such interest will be calculated on the basis of daily compounding and the actualnumber of days elapsed.

(e)

Payments on Early Termination. If an Early Termination Date occurs, the following provisionsshall apply based on the parties’ election in the Schedule of a payment measure, either “Market Quotation”or “Loss”, and a payment method, either the “First Method” or the “Second Method”. If the parties fail todesignate a payment measure or payment method in the Schedule, it will be deemed that “Market Quotation”or the “Second Method”, as the case may be, shall apply. The amount, if any, payable in respect of an EarlyTermination Date and determined pursuant to this Section will be subject to any Set-off.

(i)

Events of Default. If the Early Termination Date results from an Event of Default:—

(1)

First Method and Market Quotation. If the First Method and Market Quotation apply, theDefaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) thesum of the Settlement Amount (determined by the Non-defaulting Party) in respect of theTerminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owingto the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amountsowing to the Defaulting Party.

(2)

First Method and Loss. If the First Method and Loss apply, the Defaulting Party will payto the Non-defaulting Party, if a positive number, the Non-defaulting Party’s Loss in respectof this Agreement.

(3)

Second Method and Market Quotation. If the Second Method and Market Quotation apply,an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the

Non-defaulting Party) in respect of the Terminated Transactions and the Termination CurrencyEquivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the TerminationCurrency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount isa positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negativenumber, the Non-defaulting Party will pay the absolute value of that amount to the DefaultingParty.

(4)

Second Method and Loss. If the Second Method and Loss apply, an amount will be payableequal to the Non-defaulting Party’s Loss in respect of this Agreement. If that amount is apositive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negativenumber, the Non-defaulting Party will pay the absolute value of that amount to the DefaultingParty.

(ii)

Termination Events. If the Early Termination Date results from a Termination Event:—

(1)

One Affected Party. If there is one Affected Party, the amount payable will be determinedin accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Lossapplies, except that, in either case, references to the Defaulting Party and to the Non-defaultingParty will be deemed to be references to the Affected Party and the party which is not theAffected Party, respectively, and, if Loss applies and fewer than all the Transactions are beingterminated, Loss shall be calculated in respect of all Terminated Transactions.

(2)

Two Affected Parties. If there are two Affected Parties:—

(A)

if Market Quotation applies, each party will determine a Settlement Amount inrespect of the Terminated Transactions, and an amount will be payable equal to (I) thesum of (a) one-half of the difference between the Settlement Amount of the party withthe higher Settlement Amount (“X”) and the Settlement Amount of the party with thelower Settlement Amount (“Y”) and (b) the Termination Currency Equivalent of theUnpaid Amounts owing to X less (II) the Termination Currency Equivalent of the UnpaidAmounts owing to Y; and

(B)

if Loss applies, each party will determine its Loss in respect of this Agreement (or,if fewer than all the Transactions are being terminated, in respect of all TerminatedTransactions) and an amount will be payable equal to one-half of the difference betweenthe Loss of the party with the higher Loss (“X”) and the Loss of the party with the lowerLoss (“Y”).

If the amount payable is a positive number, Y will pay it to X; if it is a negative number, Xwill pay the absolute value of that amount to Y.

(iii)

Adjustment for Bankruptcy. In circumstances where an Early Termination Date occursbecause “Automatic Early Termination” applies in respect of a party, the amount determined underthis Section 6(e) will be subject to such adjustments as are appropriate and permitted by law toreflect any payments or deliveries made by one party to the other under this Agreement (and retainedby such other party) during the period from the relevant Early Termination Date to the date forpayment determined under Section 6(d)(ii).

(iv)

Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable underthis Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable forthe loss of bargain and the loss of protection against future risks and except as otherwise providedin this Agreement neither party will be entitled to recover any additional damages as a consequenceof such losses.

7.

Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreementmay be transferred (whether by way of security or otherwise) by either party without the prior written consentof the other party, except that:—

(a)

a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamationwith, or merger with or into, or transfer of all or substantially all its assets to, another entity (but withoutprejudice to any other right or remedy under this Agreement); and

(b)

a party may make such a transfer of all or any part of its interest in any amount payable to it froma Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.

Contractual Currency

(a)

Payment in the Contractual Currency. Each payment under this Agreement will be made in therelevant currency specified in this Agreement for that payment (the  “Contractual Currency”). To the extentpermitted by applicable law, any obligation to make payments under this Agreement in the ContractualCurrency will not be discharged or satisfied by any tender in any currency other than the ContractualCurrency, except to the extent such tender results in the actual receipt by the party to which payment is owed,acting in a reasonable manner and in good faith in converting the currency so tendered into the ContractualCurrency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement.If for any reason the amount in the Contractual Currency so received falls short of the amount in theContractual Currency payable in respect of this Agreement, the party required to make the payment will, tothe extent permitted by applicable law, immediately pay such additional amount in the Contractual Currencyas may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currencyso received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the partyreceiving the payment will refund promptly the amount of such excess.

(b)

Judgments. To the extent permitted by applicable law, if any judgment or order expressed in acurrency other than the Contractual Currency is rendered (i) for the payment of any amount owing in respectof this Agreement, (ii) for the payment of any amount relating to any early termination in respect of thisAgreement or (iii) in respect of a judgment or order of another court for the payment of any amount describedin (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which suchparty is entitled pursuant to the judgment or order, will be entitled to receive immediately from the otherparty the amount of any shortfall of the Contractual Currency received by such party as a consequence ofsums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall orsuch excess arises or results from any variation between the rate of exchange at which the ContractualCurrency is converted into the currency of the judgment or order for the purposes of such judgment or orderand the rate of exchange at which such party is able, acting in a reasonable manner and in good faith inconverting the currency received into the Contractual Currency, to purchase the Contractual Currency withthe amount of the currency of the judgment or order actually received by such party. The term “rate ofexchange” includes, without limitation, any premiums and costs of exchange payable in connection with thepurchase of or conversion into the Contractual Currency.

(c)

Separate Indemnities. To the extent permitted by applicable law, these indemnities constituteseparate and independent obligations from the other obligations in this Agreement, will be enforceable asseparate and independent causes of action, will apply notwithstanding any indulgence granted by the partyto which any payment is owed and will not be affected by judgment being obtained or claim or proof beingmade for any other sums payable in respect of this Agreement.

(d)

Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstratethat it would have suffered a loss had an actual exchange or purchase been made.

9.

Miscellaneous

(a)

Entire Agreement. This Agreement constitutes the entire agreement and understanding of the partieswith respect to its subject matter and supersedes all oral communication and prior writings with respectthereto.

(b)

Amendments. No amendment, modification or waiver in respect of this Agreement will be effectiveunless in writing (including a writing evidenced by a facsimile transmission) and executed by each of theparties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c)

Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of theparties under this Agreement will survive the termination of any Transaction.

(d)

Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies andprivileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remediesand privileges provided by law.

(e)

Counterparts and Confirmations.

(i)

This Agreement (and each amendment, modification and waiver in respect of it) may beexecuted and delivered in counterparts (including by facsimile transmission), each of which will bedeemed an original.

(ii)

The parties intend that they are legally bound by the terms of each Transaction from the momentthey agree to those terms (whether orally or otherwise). A Confirmation shall be entered into assoon as practicable and may be executed and delivered in counterparts (including by facsimiletransmission) or be created by an exchange of telexes or by an exchange of electronic messages onan electronic messaging system, which in each case will be sufficient for all purposes to evidencea binding supplement to this Agreement. The parties will specify therein or through another effectivemeans that any such counterpart, telex or electronic message constitutes a Confirmation.

(f)

No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of thisAgreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, poweror privilege will not be presumed to preclude any subsequent or further exercise, of that right, power orprivilege or the exercise of any other right, power or privilege.

(g)

Headings. The headings used in this Agreement are for convenience of reference only and are notto affect the construction of or to be taken into consideration in interpreting this Agreement.

10.

Offices; Multibranch Parties

(a)

If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transactionthrough an Office other than its head or home office represents to the other party that, notwithstanding theplace of booking office or jurisdiction of incorporation or organisation of such party, the obligations of suchparty are the same as if it had entered into the Transaction through its head or home office. This representationwill be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b)

Neither party may change the Office through which it makes and receives payments or deliveriesfor the purpose of a Transaction without the prior written consent of the other party.

(c)

If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may makeand receive payments or deliveries under any Transaction through any Office listed in the Schedule, and theOffice through which it makes and receives payments or deliveries with respect to a Transaction will bespecified in the relevant Confirmation.

11.

Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against allreasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party byreason of the enforcement and protection of its rights under this Agreement or any Credit Support Documentto which the Defaulting Party is a party or by reason of the early termination of any Transaction, including,but not limited to, costs of collection.

12.

Notices

(a)

Effectiveness. Any notice or other communication in respect of this Agreement may be given in anymanner set forth below (except that a notice or other communication under Section 5 or 6 may not be givenby facsimile transmission or electronic messaging system) to the address or number or in accordance withthe electronic messaging system details provided (see the Schedule) and will be deemed effective asindicated:—

(i)

if in writing and delivered in person or by courier, on the date it is delivered;

(ii)

if sent by telex, on the date the recipient’s answerback is received;

(iii)

if sent by facsimile transmission, on the date that transmission is received by a responsibleemployee of the recipient in legible form (it being agreed that the burden of proving receipt will beon the sender and will not be met by a transmission report generated by the sender’s facsimilemachine);

(iv)

if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receiptrequested), on the date that mail is delivered or its delivery is attempted; or

(v)

if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local BusinessDay or that communication is delivered (or attempted) or received, as applicable, after the close of businesson a Local Business Day, in which case that communication shall be deemed given and effective on the firstfollowing day that is a Local Business Day.

(b)

Change of Addresses. Either party may by notice to the other change the address, telex or facsimilenumber or electronic messaging system details at which notices or other communications are to be given toit.

13.

Governing Law and Jurisdiction

(a)

Governing Law. This Agreement will be governed by and construed in accordance with the lawspecified in the Schedule.

(b)

Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement(“Proceedings”), each party irrevocably:—

(i)

submits to the jurisdiction of the English courts, if this Agreement is expressed to be governedby English law, or to the non-exclusive jurisdiction of the courts of the State of New York and theUnited States District Court located in the Borough of Manhattan in New York City, if thisAgreement is expressed to be governed by the laws of the State of New York; and

(ii)

waives any objection which it may have at any time to the laying of venue of any Proceedingsbrought in any such court, waives any claim that such Proceedings have been brought in aninconvenient forum and further waives the right to object, with respect to such Proceedings, thatsuch court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction(outside, if this Agreement is expressed to be governed by English law, the Contracting States, as definedin Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension orre-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or morejurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c)

Service of Process. Each party irrevocably appoints the Process Agent (if any) specified oppositeits name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party’s Process Agent is unable to act as such, such party will promptly notify the other partyand within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocablyconsent to service of process given in the manner provided for notices in Section 12. Nothing in thisAgreement will affect the right of either party to serve process in any other manner permitted by law.

(d)

Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicablelaw, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunityon the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) reliefby way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets(whether before or after judgment) and (v) execution or enforcement of any judgment to which it or itsrevenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction andirrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in anyProceedings.

14.

Definitions

As used in this Agreement:—

“Additional Termination Event” has the meaning specified in Section 5(b).

“Affected Party” has the meaning specified in Section 5(b).

“Affected Transactions” means (a) with respect to any Termination Event consisting of an Illegality, TaxEvent or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Eventand (b) with respect to any other Termination Event, all Transactions.

“Affiliate” means, subject to the Schedule, in relation to any person, any entity controlled, directly orindirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly orindirectly under common control with the person. For this purpose, “control” of any entity or person meansownership of a majority of the voting power of the entity or person.

“Applicable Rate” means:—

(a)

in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii))by a Defaulting Party, the Default Rate;

(b)

in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date(determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c)

in respect of all other obligations payable or deliverable (or which would have been but forSection 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)

in all other cases, the Termination Rate.

“Burdened Party” has the meaning specified in Section 5(b).

“Change in Tax Law” means the enactment, promulgation, execution or ratification of, or any change in oramendment to, any law (or in the application or official interpretation of any law) that occurs on or after thedate on which the relevant Transaction is entered into.

“consent” includes a consent, approval, action, authorisation, exemption, notice, filing, registration orexchange control consent.

“Credit Event Upon Merger” has the meaning specified in Section 5(b).

“Credit Support Document” means any agreement or instrument that is specified as such in this Agreement.

“Credit Support Provider” has the meaning specified in the Schedule.

“Default Rate” means a rate per annum equal to the cost (without proof or evidence of any actual cost) tothe relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

“Defaulting Party” has the meaning specified in Section 6(a).

“Early Termination Date” means the date determined in accordance with Section 6(a) or 6(b)(iv).

“Event of Default” has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

“Illegality” has the meaning specified in Section 5(b).

“Indemnifiable Tax” means any Tax other than a Tax that would not be imposed in respect of a paymentunder this Agreement but for a present or former connection between the jurisdiction of the government ortaxation authority imposing such Tax and the recipient of such payment or a person related to such recipient(including, without limitation, a connection arising from such recipient or related person being or havingbeen a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in atrade or business in such jurisdiction, or having or having had a permanent establishment or fixed place ofbusiness in such jurisdiction, but excluding a connection arising solely from such recipient or related personhaving executed, delivered, performed its obligations or received a payment under, or enforced, thisAgreement or a Credit Support Document).

“law” includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice ofany relevant governmental revenue authority) and “lawful” and “unlawful” will be construed accordingly.

“Local Business Day” means, subject to the Schedule, a day on which commercial banks are open forbusiness (including dealings in foreign exchange and foreign currency deposits) (a) in relation to anyobligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified,as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporatedby reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant accountis located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) inrelation to any notice or other communication, including notice contemplated under Section 5(a)(i), in thecity specified in the address for notice provided by the recipient and, in the case of a notice contemplatedby Section 2(b), in the place where the relevant new account is to be located and (d) in relation toSection 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

“Loss” means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, anda party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to beits total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreementor that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss ofbargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a resultof its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gainresulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or deliveryrequired to have been made (assuming satisfaction of each applicable condition precedent) on or before therelevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or6(c)(ii)(2)(A) applies. Loss does not include a party’s legal fees and out-of-pocket expenses referred to underSection 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonablypracticable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determineits Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevantmarkets.

“Market Quotation” means, with respect to one or more Terminated Transactions and a party making thedetermination, an amount determined on the basis of quotations from Reference Market-makers. Eachquotation will be for an amount, if any, that would be paid to such party (expressed as a negative number)or by such party (expressed as a positive number) in consideration of an agreement between such party (takinginto account any existing Credit Support Document with respect to the obligations of such party) and thequoting Reference Market-maker to enter into a transaction (the “Replacement Transaction”) that wouldhave the effect of preserving for such party the economic equivalent of any payment or delivery (whetherthe underlying obligation was absolute or contingent and assuming the satisfaction of each applicablecondition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or groupof Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction orgroup of Terminated Transactions are to be excluded but, without limitation, any payment or delivery thatwould, but for the relevant Early Termination Date, have been required (assuming satisfaction of eachapplicable condition precedent) after that Early Termination Date is to be included. The ReplacementTransaction would be subject to such documentation as such party and the Reference Market-maker may, ingood faith, agree. The party making the determination (or its agent) will request each ReferenceMarket-maker to provide its quotation to the extent reasonably practicable as of the same day and time(without regard to different time zones) on or as soon as reasonably practicable after the relevant EarlyTermination Date. The day and time as of which those quotations are to be obtained will be selected in goodfaith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, afterconsultation with the other. If more than three quotations are provided, the Market Quotation will be thearithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. Ifexactly three such quotations are provided, the Market Quotation will be the quotation remaining afterdisregarding the highest and lowest quotations. For this purpose, if more than one quotation has the samehighest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotationsare provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or groupof Terminated Transactions cannot be determined.

“Non-default Rate” means a rate per annum equal to the cost (without proof or evidence of any actual cost)to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

“Non-defaulting Party” has the meaning specified in Section 6(a).

“Office” means a branch or office of a party, which may be such party’s head or home office.

“Potential Event of Default” means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

“Reference Market-makers” means four leading dealers in the relevant market selected by the partydetermining a Market Quotation in good faith (a) from among dealers of the highest credit standing whichsatisfy all the criteria that such party applies generally at the time in deciding whether to offer or to makean extension of credit and (b) to the extent practicable, from among such dealers having an office in the samecity.

“Relevant Jurisdiction” means, with respect to a party, the jurisdictions (a) in which the party isincorporated, organised, managed and controlled or considered to have its seat, (b) where an Office throughwhich the party is acting for purposes of this Agreement is located, (c) in which the party executes thisAgreement and (d) in relation to any payment, from or through which such payment is made.

“Scheduled Payment Date” means a date on which a payment or delivery is to be made under Section 2(a)(i)with respect to a Transaction.

“Set-off” means set-off, offset, combination of accounts, right of retention or withholding or similar rightor requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising underthis Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, suchpayer.

“Settlement Amount” means, with respect to a party and any Early Termination Date, the sum of:—

(a)

the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for eachTerminated Transaction or group of Terminated Transactions for which a Market Quotation is determined;and

(b)

such party’s Loss (whether positive or negative and without reference to any Unpaid Amounts) foreach Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot bedetermined or would not (in the reasonable belief of the party making the determination) produce acommercially reasonable result.

“Specified Entity” has the meaning specified in the Schedule.

“Specified Indebtedness” means, subject to the Schedule, any obligation (whether present or future,contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

“Specified Transaction” means, subject to the Schedule, (a) any transaction (including an agreement with respectthereto) now existing or hereafter entered into between one party to this Agreement (or any Credit SupportProvider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (orany Credit Support Provider of such other party or any applicable Specified Entity of such other party) which isa rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity orequity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction,cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swaptransaction, currency option or any other similar transaction (including any option with respect to any of thesetransactions), (b) any combination of these transactions and (c) any other transaction identified as a SpecifiedTransaction in this Agreement or the relevant confirmation.

“Stamp Tax” means any stamp, registration, documentation or similar tax.

“Tax” means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (includinginterest, penalties and additions thereto) that is imposed by any government or other taxing authority inrespect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

“Tax Event” has the meaning specified in Section 5(b).

“Tax Event Upon Merger” has the meaning specified in Section 5(b).

“Terminated Transactions” means with respect to any Early Termination Date (a) if resulting from aTermination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions(in either case) in effect immediately before the effectiveness of the notice designating that Early TerminationDate (or, if “Automatic Early Termination” applies, immediately before that Early Termination Date).

“Termination Currency” has the meaning specified in the Schedule.

“Termination Currency Equivalent” means, in respect of any amount denominated in the TerminationCurrency, such Termination Currency amount and, in respect of any amount denominated in a currency otherthan the Termination Currency (the “Other Currency”), the amount in the Termination Currency determinedby the party making the relevant determination as being required to purchase such amount of such OtherCurrency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the casemay be), is determined as of a later date, that later date, with the Termination Currency at the rate equal tothe spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of suchOther Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreignexchange agent is located) on such date as would be customary for the determination of such a rate for thepurchase of such Other Currency for value on the relevant Early Termination Date or that later date. Theforeign exchange agent will, if only one party is obliged to make a determination under Section 6(e), beselected in good faith by that party and otherwise will be agreed by the parties.

“Termination Event” means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to beapplicable, a Credit Event Upon Merger or an Additional Termination Event.

“Termination Rate” means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding suchamounts.

“Unpaid Amounts” owing to any party means, with respect to an Early Termination Date, the aggregate of(a) in respect of all Terminated Transactions, the amounts that became payable (or that would have becomepayable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early TerminationDate and which remain unpaid as at such Early Termination Date and (b) in respect of each TerminatedTransaction, for each obligation under Section 2(a)(i) which was (or would have been but forSection 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Dateand which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate.  Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed.  The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonablydetermined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

DEUTSCHE BANK AG, NEW YORK BRANCH	HSBC BANK USA, NATIONAL BANK, not in its individual capacity, but solely as Supplemental Interest Trust Trustee for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1
(Party A)	(Party B)

By: /s/ Steven Kessler Name: Steven Kessler Title: Director	By: /s/ Fernando Acebedo Name: Fernando Acebedo Title: Vice President
By: /s/ Kathleen Yohe Name: Kathleen Yohe Title: Vice President

(Multicurrency-Cross Border)

SCHEDULE

to the

Master Agreement

dated as of June 29, 2007

between

DEUTSCHE BANK AG, NEW YORK BRANCH (“Party A”),

and

HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Supplemental Interest Trust Trustee for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1 (“Party B”)

All terms used herein and not otherwise defined are given their meaning in the Pooling and Servicing Agreement for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1 dated as of June 1, 2007 among ACE Securities Corp., as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, Clayton Fixed Income Services Inc., as credit risk manager and HSBC Bank USA, National Association, as trustee (the “Pooling and Servicing Agreement”).

Part 1: Termination Provisions

In this Agreement:-

(a)

“Specified Entity” means in relation to Party A for the purpose of:

Section 5(a)(v), Not applicable.

Section 5(a)(vi), Not applicable.

Section 5(a)(vii), Not applicable.

Section 5(b)(iv), Not applicable.

and in relation to Party B for the purpose of:

Section 5(a)(v), Not applicable.

Section 5(a)(vi), Not applicable.

Section 5(a)(vii), Not applicable.

Section 5(b)(iv), Not applicable.

(b)

“Specified Transaction” will have the meaning specified in Section 14 of this Agreement.

(c)

Events of Default.

(i)

The “Breach of Agreement” provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B.

(ii)

The “Credit Support Default” provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B except that Section 5(a)(iii)(1) will apply to Party B solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex;

(iii)

The “Misrepresentation” provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

(iv)

The “Default under Specified Transaction” provisions of Section 5(a)(v) will not apply to Party A and will not apply to Party B.

(v)

“Cross Default” provisions of Section 5(a)(vi) will not apply to Party B and will apply to Party A with a Threshold Amount equal to three percent of the applicable Relevant Entity’s Shareholders’ Equity provided, however, that, notwithstanding the foregoing, an Event of Default shall not occur under either 5(a)(vi)(1) or (2) if: (A) (I) the default, or other similar event or condition referred to in (1) or the failure to pay referred to in (2) is a failure to pay or deliver caused by an error or omission of an administrative or operational nature, and (II) funds or the asset to be delivered were available to such party to enable it to make the relevant payment or delivery when due and (III) such payment or delivery is made within three (3) Local Business Days following receipt of written notice from an interested party of such failure to pay, or (B) such party was precluded from paying, or was unable to pay, using reasonable means, through the office of the party through which it was acting for purposes of the relevant Specified Indebtedness, by reason of force majeure, act of State, illegality or impossibility.

(vi)  “Specified Indebtedness” will have the meaning specified in Section 14, except that such term shall not include obligations in respect of deposits received in the ordinary course of Party A’s banking business.

(vii)

 “Bankruptcy” provisions of Section 5(a)(vii) will apply to Party A and Party B; provided that clauses (2), (7) and (9) thereof shall not apply to Party B; provided further that clause (4) thereof shall not apply to Party B with respect to proceedings or petitions instituted or presented by Party A or any Affiliate of Party A; provided further that clause (6) shall not apply to Party B to the extent that it refers to (i) any appointment that is contemplated or effected by the Trust Agreement (as defined below) or (ii) any appointment to which Party B has not become subject; and provided further that clause (8) shall not apply to Party B to the extent that clause (8) relates to clauses (2), (4), (6) and (7) (except to the extent that such provisions are not disapplied to Party B).

(viii) “Relevant Entity” means Party A and any guarantor under an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement.

(ix) “Shareholders’ Equity” shall mean an amount determined by reference to the relevant party’s most recent consolidated (quarterly, in the case of a U.S. incorporated party) balance sheet and shall include, in the case of a U.S. incorporated party, legal capital, paid-in capital, retained earnings and cumulative translation adjustments.  Such balance sheet shall be prepared in accordance with accounting principles that are generally accepted in such party’s country of organization.

(x)  Notwithstanding Sections 5(a)(i) and 5(a)(iii), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the credit support annex entered into between Party A and Party B in relation to this Master Agreement shall not be an Event of Default unless (A) (i) the Moody’s Second Rating Trigger Requirements apply and at least 30 Local Business Days have elapsed since the last time the Moody’s Second Rating Trigger Requirements did not apply and (ii) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A, (B) (i) a Ratings Event has occurred and is continuing and at least 30 calendar days have elapsed since the date a Ratings Event occurred and (ii) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A, or (C) (i) the S&P Rating Second Trigger Requirements apply and at least 10 Local Business Days have elapsed since the last time the S&P Rating Second Trigger Requirements applied and (ii) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(d)

Termination Events.

(i)

The “Tax Event” provisions of Section 5(b)(ii) will apply to Party A and Party B; provided that Section 5(b)(ii) shall be amended by deleting the words “(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y).”

(ii)

The “Tax Event Upon Merger” provisions of Section 5(b)(iii) will not apply to Party A and will not apply to Party B.  Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

(iii)

The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e)    The “Transfer to Avoid Termination Event” provision of Section 6(b)(ii) shall be amended by deleting the words “or if a Tax Event upon Merger occurs and the Burdened Party is the Affected Party.”

 (f)

The “Automatic Early Termination” provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(g)

Payments on Early Termination. For the purpose of Section 6(e) of this Agreement, Market Quotation and the Second Method will apply.

(h)

“Termination Currency” means USD.

(i)

Timing of Party B Termination Payment.  If an amount calculated as being due in respect of an Early Termination Date under Section 6(e) of this Agreement is an amount to be paid by Party B to Party A then, notwithstanding the provisions of Section 6(d)(ii) of this Agreement, such amount will be payable on the first Distribution Date following the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii); provided that if the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii) is a Distribution Date, then the payment will be payable on the date determined in accordance with Section 6(d)(ii).

(j)

Calculations.  Notwithstanding Section 6 of this Agreement, so long as Party A is (A) the sole Affected Party in respect of an Additional Termination Event or a Tax Event Upon Merger or (B) the Defaulting Party in respect of any Event of Default, paragraphs (i) to (vi) below shall apply:

(i)

The definition of "Market Quotation" shall be deleted in its entirety and replaced with the following:

""Market Quotation" means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transactions or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date, (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included and (4) made in respect of a Replacement Transaction with terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions)."

(ii)

The definition of "Settlement Amount" shall be deleted in its entirety and replaced with the following:

""Settlement Amount" means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to the Termination Currency Equivalent of the amount (whether positive or negative) of any Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions that is accepted by Party B so as to become legally binding, Provided that:

(1)

If, on the day falling ten Local Business Days after the day on which the Early Termination Date is designated or such later day as Party B may specify in writing to Party A (but in either case no later than the Early Termination Date) (such day the "Latest Settlement Amount Determination Day"), no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations; and

(2)

If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal Party B's Loss (whether positive or negative and without reference to any Unpaid amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

(iii)

For the purpose of paragraph (4) of the definition of Market Quotation, Party B shall determine in its sole discretion, acting in a commercially reasonable manner, whether a Firm Offer is made in respect of a Replacement Transaction with terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions).

(iv)

At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations.

(v)

if Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

(vi)

If the Settlement Amount is a negative number, Section 6(e)(i)(3) of this Agreement shall be deleted in its entirety and replaced with the following:

"Second Method and Market Quotation. If Second Method and Market Quotation apply, (1) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (2) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (3) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B, Provided that, (i) the amounts payable under (2) and (3) shall be subject to netting in accordance with Section 2(c) of this Agreement and (ii) notwithstanding any other provision of this Agreement, any amount payable by Party A under (3) shall not be netted-off against any amount payable by Party B under (1)."

 (j)

Additional Termination Events will apply. Each of the following shall constitute an Additional Termination Event:

(A)

Moody’s First Rating Trigger Collateral. Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Document and either (A) the Moody’s Second Rating Trigger Requirements do not apply or (B) less than 30 Local Business Days have elapsed since the last time the Moody’s Second Rating Trigger Requirements (as defined below) did not apply.

(B)

Moody’s Second Rating Trigger Replacement.  (A) The Moody’s Second Rating Trigger Requirements apply and 30 or more Local Business Days have elapsed since the last time the Moody’s Second Rating Trigger Requirements did not apply and (B) (i) at least one Eligible Replacement has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with Part 5(f)(ii) below and/or (ii) at least one entity with the Moody’s First Trigger Required Ratings and/or the Moody’s Second Trigger Required Ratings has made a Firm Offer (which remains capable of becoming legally binding upon acceptance by the offeree) to provide an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement.

The “Moody’s Second Rating Trigger Requirements” applies when no Relevant Entity has credit ratings at least equal to the Moody’s Second Trigger Required Ratings.

“Firm Offer” means an offer which, when made, was capable of becoming legally binding upon acceptance.

(C)  S&P Rating Trigger Collateral.  (A) The S&P Rating First Trigger Requirements apply and more than 10 Local Business Days have elapsed since the last time the S&P Rating First Trigger Requirements did not apply and (B) Party A fails to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Document.

(D)  S&P Rating Trigger Replacement.  The S&P Rating Second Trigger Requirements apply and 60 or more calendar days have elapsed since the last time the S&P Rating Second Trigger Requirements did not apply.

(E)  Ratings Event.  Party A fails to comply with the downgrade provisions as set forth in Part 5(b)(iv), after giving effect to the relevant grace or cure periods therein, and (i) at least one Eligible Replacement has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with Part 5(f)(ii) below and/or (ii) at least one entity with the Hedge Counterparty Ratings Requirement has made a Firm Offer (which remains capable of becoming legally binding upon acceptance by the offeree) to provide an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement.

(F)

Supplemental Pooling and Servicing Agreement without Party A’s Prior Written Consent. Party B enters into an amendment and or supplement to the Pooling and Servicing Agreement or other modification to the Pooling and Servicing Agreement that could reasonably be expected to have a material adverse effect on Party A without the prior written consent of Party A where such consent is required under the Pooling and Servicing Agreement. For the purpose of the foregoing Termination Event, Party B shall be the sole Affected Party.

(G)

Regulation AB.  Party A shall fail to comply with the provisions of Part 5(m) within thirty (30) days after notice has been given thereunder.  Party A shall be the sole Affected Party.

Part 2: Tax Representations

(a)

Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, Party A will make the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Sections 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction(s) of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

(b)     Payee Tax Representations.

Party A Payee Tax Representations.  For the purpose of Section 3(f), Party A makes the following representations:

It is a “foreign person” within the meaning of the applicable U.S. Treasury Regulations concerning information reporting and backup withholding tax (as in effect on January 1, 2001), unless Party A provides written notice to Party B that it is no longer a foreign person. In respect of any Transaction it enters into through an office or discretionary agent in the United States or which otherwise is allocated for United States federal income tax purposes to such United States trade or business, each payment received or to be received by it under such Transaction will be effectively connected with its conduct of a trade or business in the United States.

Party B Payee Tax Representations.  For the purpose of Section 3(f), Party B makes the following representation:

Party B represents that it is a “United States person” as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

Part 3:

Agreement to Deliver Documents

(a)

Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered
Party A and Party B

Subject to Section 4(a)(iii), any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate.

(i) promptly upon reasonable demand by either party, (ii) within 30 days of the execution and (iii) promptly upon learning that any such document provided by Party A has become obsolete or incorrect.

(b)

Other Documents to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) representation
Party A and Party B

Any documents required or reasonably requested by the receiving party to evidence authority of the delivering party or its Credit Support Provider, if any, to execute and deliver this Agreement, any Confirmation, any Credit Support Documents or any other document entered into in connection with this Agreement to which it is a party, and to evidence the authority of the delivering party to its Credit Support Provider to perform its obligations under this Agreement, such Confirmation, Credit Support Document and/or any other document entered into in connection with this Agreement, as the case may be.

		Upon execution of this Agreement.	Yes
Party A and Party B

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, any Confirmation or any other document entered into in connection with this Agreement,, as the case may be.

		Upon execution of this Agreement.	Yes
Party A and Party B	An executed copy of the Disclosure Agreement relating to the Prospectus Supplement	On the date of such Prospectus Supplement	Yes
Party A and Party B	An opinion of counsel to such party reasonably satisfactory in form and substance to the other party.	Upon execution of this Agreement.	No

Part 4: Miscellaneous

(a)

Addresses for Notices. For the purposes of Section 12(a) of this Agreement:

Party A:

Any notice to Party A relating to a particular Transaction shall be delivered to the address or facsimile number specified in the Confirmation of such Transaction.

Any notice delivered for purposes of Sections 5 and 6 (other than notices under Sections 5(a)(i) with respect to Party A) of this Agreement shall be delivered to the following address:

Deutsche Bank AG, Head Office

Taunusanlage 12

60262 Frankfurt

Germany

Attention: Legal Department

Fax No: 0049 69 910 36097

Party B:

Address for notices or communications to Party B:-

HSBC Bank USA, National Association

Corporate Trust

452 Fifth Avenue

CTLA – Structured Finance

New York, NY 10018-2706

Attention: Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1

Facsimile No.: (212) 525-1300

With a copy to:

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, MD 21045

Attention: Client Manager DBALT 2007-1

Telephone: 410-884-2000

Facsimile No.: (410) 715-2380

(b)

Process Agent. For the purposes of Section 13(c) of this Agreement:

Party A appoints as its Process Agent: Not Applicable.

Party B appoints as its Process Agent:  Not Applicable.

(c)

Offices. The provisions of Section 10(a) will not apply to this Agreement.

(d)

Multibranch Party. For the purpose of Section 10(c) of this Agreement:

Party A is not a Multibranch Party.

Party B is not a Multibranch Party.

(e)

Calculation Agent. The Calculation Agent is Party A; provided however, if an Event of Default occurs and is continuing with respect to Party A, then the Calculation Agent shall be Party B or Party B shall be entitled to appoint a financial institution which would qualify, as a Reference Market-maker to act as Calculation Agent.

(f)

Credit Support Document. Credit Support Document means the credit support annex entered into between Party A and Party B in relation to this Agreement, and with respect to Party A, any Eligible Guarantee, if applicable.

 (g)

Credit Support Provider.

Credit Support Provider means in relation to Party A: (1) Party A in its capacity as a party to the Credit Support Document and (2) the guarantor under any Eligible Guarantee, and in relation to Party B, Party B in its capacity as a party to the Credit Support Document.

 (h)

Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

(i)

Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply to all Transactions (in each case starting from the date of this Agreement).

(j)

“Affiliate” will have the meaning specified in Section 14 of this Agreement, provided that Party B shall be deemed to have no Affiliates.

(k)

Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word “non-” and (ii) deleting the final paragraph thereof.

(l)

Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document. Each party certifies (i) that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.

(m)

Severability.  If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be illegal, invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the illegal, invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement.

(n)

Notice to Moody’s.  Notwithstanding any other provision of this Agreement, this Agreement shall not be amended, no Early Termination Date shall be effectively designated by Party B, and no transfer of any rights or obligations under this Agreement shall be made (other than a transfer of all of Party A’s rights and obligations with respect to this Agreement in accordance with Part 5(e)(ii) above) unless Moody’s has been given prior written notice of such amendment, designation or transfer.

Part 5: Other Provisions

(a)

Section 3(a) of this Agreement is hereby amended to include the following additional representations after paragraph 3(a)(v):

(vi)

Eligible Contract Participant. It is an "eligible contract participant" as defined in the U.S. Commodity Exchange Act.

(vii)

Individual Negotiation. This Agreement and each Transaction hereunder is subject to individual negotiation by the parties.

(viii)

Relationship between Party A and Party B. Each of Party A and Party B will be deemed to represent to the other on the date on which it enters into a Transaction or an amendment thereof that (absent a written agreement between Party A and Party B that expressly imposes affirmative obligations to the contrary for that Transaction):

(1)

Principal. Party A is acting as principal and not as agent when entering into this Agreement and each Transaction.  Party B is acting not in its individual capacity, but solely as Supplemental Interest Trust Trustee for the Supplemental Interest Trust.

(2)

Non-Reliance. Party A is acting for its own account and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. Party B is acting not in its individual capacity, but solely as Supplemental Interest Trust Trustee for the Supplemental Interest Trust.  It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(3)

Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Agreement and each Transaction hereunder. It is also capable of assuming, and assumes, all financial and other risks of this Agreement and each Transaction hereunder.

(4)

Status of Parties. The other party is not acting as a fiduciary or an advisor for it in respect of that Transaction.

(b)

Third-Party Beneficiary. Party B agrees with Party A that Party A shall be an express third-party beneficiary of the Pooling and Servicing Agreement.

(c~~)~~

No Set-off.   Notwithstanding any provision of this Agreement or any other existing or future agreements, each of Party A and Party B irrevocably waives as to itself any and all contractual rights it may have to set off, net, recoup or otherwise withhold or suspend or condition its payment or performance of any obligation to the other party under this Agreement against any obligation of one party hereto to the other party hereto arising outside of this Agreement (which Agreement includes without limitation, the Master Agreement to which this Schedule is attached, this Schedule and the Confirmation) except as expressly provided for in Section 2(c) or Section 6.  Section 6(e) shall be amended by the deletion of the following sentence: “The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.”

(d)

No Netting of Payments on Early Termination.  Notwithstanding any provision of this Agreement or any other existing or future agreements to the contrary, payments on Early Termination determined pursuant to Section 6(e) shall be determined separately for each Transaction under this Agreement and the netting provisions of Section 2(c) of this Agreement shall not apply to such payments.  If due to the inapplicability of Section 2(c) both Parties will be making a Payment on Early Termination pursuant to Section 6(e), either party may at its option and in its sole discretion notify the other party that payments on that date are to be made in escrow.  In this case deposit of the payment by the party giving the notice shall be made with an escrow agent selected by the party giving the notice, accompanied by irrevocable payment instructions (A) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of the corresponding payment from the other party by 11:00pm New York Time accompanied by irrevocable payment instructions to the same effect or (B) if the required deposit of the corresponding payment is not made by 11:00pm New York Time, to return the payment deposited to the party that paid it into escrow.  The party that elects to have payments made in escrow shall pay the costs of the escrow arrangements.

(e)

Transfer.

(i) Section 7 of this Agreement shall not apply to Party A and, subject to Section 6(b)(ii) (provided that to the extent Party A makes a transfer pursuant to Section 6(b)(ii) it will provide a prior written notice to the Rating Agencies of such transfer) and Part 5(e)(ii) below, Party A may not transfer (whether by way of security or otherwise) any interest or obligation in or under this Agreement without first satisfying the Rating Agency Condition and without the prior written consent of Party B.

(ii) Subject to Part 5(n) below, Party A may (at its own cost and using commercially reasonable efforts) transfer all or substantially all of its rights and obligations with respect to this Agreement to any other entity (a “Transferee”) that is an Eligible Replacement through a novation or other assignment and assumption agreement or similar agreement in form and substance reasonably satisfactory to Party B; provided that (A) Party B shall determine in its sole discretion, using commercially reasonable efforts, whether or not a transfer relates to all or substantially all of Party A’s rights and obligations under this Agreement, (B) as of the date of such transfer the Transferee will not be required to withhold or deduct on account of a Tax from any payments under this Agreement unless the Transferee will be required to make payments of additional amounts pursuant to Section 2(d)(i)(4) of this Agreement in respect of such Tax, (C) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer and (D) Party A receives confirmation from each Rating Agency (other than Moody’s) that transfer to the Transferee does not violate the Rating Agency Condition.  Following such transfer, all references to Party A shall be deemed to be references to the Transferee.

(iii) If an entity has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with Part 5(e)(ii) above, Party B shall (at Party A’s cost) at Party A’s written request, take any reasonable steps required to be taken by it to effect such transfer.

(iv) Except as specified otherwise in the documentation evidencing a transfer, a transfer of all the obligations of Party A made in compliance with this Part 5(e) will constitute an acceptance and assumption of such obligations (and any related interests so transferred) by the Transferee, a novation of the transferee in place of Party A with respect to such obligations (and any related interests so transferred), and a release and discharge by Party B of Party A from, and an agreement by Party B not to make any claim for payment, liability, or otherwise against Party A with respect to, such obligations from and after the effective date of the transfer.

(f)

Amendments. Section 9(b) is hereby amended by adding at the end thereof the sentence: “In addition, any amendment or modification of this Agreement shall be subject to the Rating Agency Condition.”

(g)

Amendments to Operative Documents. Party B agrees that it will obtain Party A’s written consent (which consent shall not be unreasonably withheld) prior to amending or supplementing the Pooling and Servicing Agreement (or any other transaction document), if such amendment and/or supplement would: (a) materially adversely affect any of Party A’s rights or obligations hereunder; or (b) modify the obligations of, or impact the ability of, Party B to fully perform any of Party B’s obligations hereunder.

(h)

No Bankruptcy Petition. Party A agrees that it will not, until a period of one year and one day or, if longer the applicable preference period, after the payment in full of all of the Certificates, acquiesce, petition, invoke or otherwise cause Party B to invoke the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or involuntary) against Party B under any bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Party B or any substantial part of its property or ordering the winding-up or liquidation of the affairs of Party B; provided, that this provision shall not restrict or prohibit Party A from joining any other person, including, without limitation, Party B, in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings already commenced or other analogous proceedings already commenced under applicable law.  This Part 5(h) shall survive the termination of this Agreement.

(i)

Deduction or Withholding for Tax.  The provisions of Section 2(d)(i)(4) will not apply to Party B as Party X therein and 2(d)(ii) will not apply to Party B as Party Y therein and Party B shall not be required to pay any additional amounts referred to therein.  Any tax in relation to payments by Party A is an Indemnifiable Tax and no tax in relation to payments by Party B is an Indemnifiable Tax.

(j)

Consent to Recording.  Each party (i) consents to the recording of the telephone conversations of trading and marketing and/or other personnel of the parties  in connection with this Agreement or any potential Transaction; (ii) agrees to obtain any necessary consent of and give notice of such recording to such personnel of it; and (iii) agrees that recordings may be submitted in evidence in any Proceedings relating to this Agreement.

(k)

Trustee Capacity.  It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by HSBC Bank USA, National Association not in its individual capacity, but solely as Supplemental Interest Trust Trustee for the Supplemental Interest Trust, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Supplemental Interest Trust is made and intended not as personal representations, undertakings and agreements by HSBC Bank USA, National Association but is made and intended for the purpose of binding only the Supplemental Interest Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of HSBC Bank USA, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall HSBC Bank USA, National Association be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Supplemental Interest Trust under this Agreement.

(1)

Trustee’s Representation.  HSBC Bank USA, National Association, as trustee of the Issuer and of the Supplemental Interest Trust, represents and warrants that:

It has been directed under the Pooling and Servicing Agreement to enter into this Agreement and each confirmation evidencing a Transaction hereunder as trustee on behalf of the Issuer and the Supplemental Interest Trust.

(m)

Compliance with Regulation AB.  For purposes of Item 1115 of Subpart 229.1100 – Asset Backed Securities (Regulation AB) (17 C.F.R. §§229.1100 - 229.1123) (“Regulation AB”) under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as amended and interpreted by the Securities and Exchange Commission and its staff, if DB Structured Products, Inc., as sponsor, or Party B makes a determination, acting reasonably and in good faith, that (x) the applicable "significance percentage" with respect to this Agreement has been or will, within 30 days, be reached, and (y) it has a reporting obligation under the Exchange Act, then Party A shall, within thirty (30) days after notice to that effect, at its sole expense, take one of the following actions (each subject to satisfaction of the Rating Agency Condition): (1) provide (including, if permitted b Regulation AB, provision by reference to reports filed pursuant to the Exchange Act or otherwise publicly available information): (A) the financial data required by Item 301 of Regulation S-K (17 C.F.R. §229.301), pursuant to Item 1115(b)(1); (B) financial statements meeting the requirements of Regulation S-X (17 C.F.R. §§ 210.1-01 through 210.12-29, but excluding 17 C.F.R. § 210.3-05 and Article 11 of Regulation S-X (17 C.F.R. §§ 210.11-01 through 210.11-03)), pursuant to Item 1115(b)(2); or (C) such other financial information as may at the time be required or permitted to be provided in satisfaction of the requirements of Item 1115(b); or (2) deliver collateral (which shall be either USD cash or Permitted Investments) pursuant to an ISDA Credit Support Annex (subject to New York Law) in an amount sufficient to reduce the "significance percentage" below the requirements of Item 1115(b)(1) or of Item 1115(b)(2), respectively (it being understood that if the significance percentage is not so reduced with respect to Item 1115(b)(1) or Item 1115(b)(2), respectively, then Party A shall be required to take the actions set forth in (1) above or (3) below); or (3) secure another entity able to comply with the requirements of Item 1115(b) of Reg AB to replace Party A as party to this Agreement on substantially similar terms, subject to the Rating Agency Condition.

(n)

Downgrade Provisions.

(i)

Moody’s Second Trigger Failure Condition.  So long as the Moody’s Second Rating Trigger Requirements apply, Party A shall, at its own expense use commercially reasonable efforts, as soon as reasonably practicable, to either (i) furnish an Eligible Guarantee of Party A’s obligations under this Agreement from a guarantor that maintains the Moody’s First Trigger Required Ratings and/or the Moody’s Second Trigger Required Ratings or (ii) obtain an Eligible Replacement pursuant to Part 5(e) above that assumes the obligations of Party A under this Agreement (through a novation or other assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty.

(ii)

S&P Trigger Failure Condition.  So long as the S&P Rating Second Trigger Requirements apply, Party A shall, at its own expense, use commercially reasonable efforts, as soon as reasonably practicable, to either (i) upon satisfaction of the Rating Agency Condition, furnish an Eligible Guarantee of Party A’s obligations under this Agreement from a guarantor that maintains the S&P Second Trigger Required Ratings or (ii) obtain an Eligible Replacement pursuant to Part 5(e) above that assumes the obligations of Party A under this Agreement (through a novation or other assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty.

(iii)

Collateralization Event.  It shall be a collateralization event (“Collateralization Event”) if the unsecured, long-term senior debt obligations or financial strength ratings of the Relevant Entity are rated below “A” by Fitch, Inc. (“Fitch”).  For the avoidance of doubt, the parties hereby acknowledge and agree that notwithstanding the occurrence of a Collateralization Event, this Agreement and each Transaction hereunder shall continue to be a Swap Agreement for purposes of the Trust Agreement.  Within 30 calendar days from the date a Collateralization Event has occurred and so long as such Collateralization Event is continuing, Party A shall, at its sole expense, either (i) post collateral in an amount required to be posted pursuant to terms of the Credit Support Document (such amount which is the greater of amounts required to be posted by Moody’s, S&P and Fitch), (ii) upon satisfaction of the Rating Agency Condition (with respect to Fitch), furnish an Eligible Guarantee of Party A’s obligations under this Agreement from a guarantor that satisfies the Hedge Counterparty Ratings Requirement or (iii) obtain an Eligible Replacement that (x) upon satisfaction of the Rating Agency Condition (with respect to Fitch), assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or (y) having provided prior written notice to Fitch, replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty; provided that such Eligible Replacement, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new Transactions, as applicable, and such assumption or replacement will not lead to a Termination Event or Event of Default occurring under the Agreement or new Transactions, as applicable.

  (iv)

Ratings Event.  It shall be a ratings event (“Ratings Event”) if at any time after the date hereof, the Relevant Entity shall fail to satisfy the Hedge Counterparty Ratings Threshold.  Within 30 calendar days from the date a Ratings Event has occurred and so long as such Ratings Event is continuing, Party A shall, at its sole expense, (i) obtain an Eligible Replacement that (x) upon satisfaction of the Rating Agency Condition, assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or (y) having provided prior written notice to Fitch, replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty; provided that such Eligible Replacement, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new Transactions, as applicable, and such assumption or replacement will not lead to a Termination Event or Event of Default occurring under the Agreement or new Transactions, as applicable, or (ii) upon satisfaction of the Rating Agency Condition (with respect to Fitch), furnish an Eligible Guarantee of Party A’s obligations under this Agreement from a guarantor that satisfies the Hedge Counterparty Ratings Requirement and (iii) upon the occurrence of a Ratings Event, Party A shall immediately be required to post collateral in an amount required to be posted pursuant to terms of the Credit Support Document (such amount which is the greater of amounts required to be posted by Moody’s, S&P and Fitch).

(v)

Downgrade Definitions.

(A)

“Eligible Counterparty” means, for purposes of the Credit Support Document, a Relevant Entity with the S&P Second Trigger Required Ratings.

(B)

“Eligible Guarantee” means an unconditional and irrevocable guarantee that is provided by a guarantor as principal debtor rather than surety and is directly enforceable by Party B, where either (A) a law firm has given a legal opinion confirming that none of the guarantor’s payments to Party B under such guarantee will be subject to withholding for Tax or (B) such guarantee provides that, in the event that any of such guarantor’s payments to Party B are subject to withholding for Tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any withholding tax) will equal the full amount Party B would have received had no such withholding been required.

(C)

“Eligible Replacement” means a Transferee (as defined in Part 5(e)(ii) herein) (i) (A) with the Moody’s First Trigger Required Ratings and/or the Moody’s Second Trigger Required Ratings or (B) whose present and future obligations owing to Party B are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with the Moody’s First Trigger Required Ratings and/or the Moody’s Second Trigger Required Ratings, (ii) with the ratings specified in the definition of Hedge Counterparty Ratings Requirement below and (iii) with the S&P Second Trigger Required Ratings.

 (D)

“Financial Institution” means a bank, broker/dealer, structured investment vehicle, insurance company or derivative product company.

(E)

“Ineligible Counterparty” means, for purposes of the Credit Support Document, a Relevant Entity not having the S&P Second Trigger Required Ratings.

(F)

“Hedge Counterparty Ratings Threshold” means either (i) the unsecured, senior debt obligations or financial strength ratings of Party A (or its Credit Support Provider), are rated at least “BBB+” by Fitch or (ii) the unsecured, short-term debt obligations (if any) of Party A , are rated at least “F2” by Fitch.  For the avoidance of all doubts, the parties hereby acknowledge and agree that notwithstanding the occurrence of a Ratings Event, this Agreement and each Transaction hereunder shall continue to be a Swap Agreement for purposes of the Trust Agreement.

(G)

“Hedge Counterparty Ratings Requirement” means either (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “A” by Fitch or (ii) the unsecured, short-term debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “F1” by Fitch. For the purpose of this definition, no direct or indirect recourse against one or more shareholders of the substitute counterparty (or against any Person in control of, or controlled by, or under common control with, any such shareholder) shall be deemed to constitute a guarantee, security or support of the obligations of the substitute counterparty.

(H)

“Moody’s” means Moody's Investors Service, Inc.

(I)

“Moody’s First Trigger Required Ratings” means with respect to an entity, either (i) where the entity is the subject of a Moody’s Short-term Rating, such entity’s Moody’s Short-term Rating is “Prime-1” and the entity’s long-term, unsecured and unsubordinated debt or counterparty obligations are rated “A2” or above by Moody’s or (ii) where the entity is not the subject of a Moody’s Short-term Rating, its long-term, unsecured and unsubordinated debt or counterparty obligations are rated “A1” or above by Moody’s.

 (J)

“Moody’s Short-term Rating” means a rating assigned by Moody’s under its short-term rating scale in respect of an entity’s short-term, unsecured and unsubordinated debt obligations.

(K)

A “Moody’s Second Trigger Failure Condition” occurs at any time no Relevant Entity maintains the Moody’s Second Trigger Required Ratings.

(L)

“Moody’s Second Trigger Required Ratings” means with respect to an entity (A) either where the entity is the subject of a Moody’s Short-term Rating, such entity’s Moody’s Short-term Rating is “Prime-2” or above and its long-term, unsecured and unsubordinated debt or counterparty obligations are rated “A3” or above by Moody’s, and (B) where such entity is not the subject of a Moody’s Short-term Rating, if the entity’s long-term, unsecured and unsubordinated debt or counterparty obligations are rated “A3” or above by Moody’s.

 (M)

“Rating Agency Condition” shall mean first receiving prior written confirmation from S&P and Fitch, as applicable, that their then-current ratings of the rated Certificates will not be downgraded or withdrawn by such Rating Agency.

(N)

“S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc.

(O)

“S&P FI Relevant Entity” means a Relevant Entity that meets the definition of Financial Institution herein.

(P)

 “S&P First Trigger Required Ratings” means either (i) the unsecured, short-term debt obligations of the Relevant Entity are rated at least “A-1” by S&P or (ii) if the Relevant Entity does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of such entity are rated at least “A+” by S&P.

(Q)

“S&P Non-FI Relevant Entity” means a Relevant Entity that does not meet the definition of Financial Institution herein.

(R)

The “S&P Rating First Trigger Requirements” applies when no Relevant Entity has credit ratings at least equal to the S&P First Trigger Required Ratings.

(S)

The “S&P Rating Second Trigger Requirements” applies when no Relevant Entity has credit ratings at least equal to the S&P Second Trigger Required Ratings.

 (T)

“S&P Second Trigger Required Ratings” means (A) with respect to an S&P Non-FI Relevant Entity, either (i) the unsecured, short-term debt obligations of the S&P Non-FI Relevant Entity are rated at least “A-1” by S&P or (ii) if the S&P Non-FI Relevant Entity does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of such entity are rated at least “A+” by S&P or (B) with respect to an S&P FI Relevant Entity, either (i) the unsecured, short-term debt obligations of the S&P FI Relevant Entity are rated at least “A-2” by S&P or (ii) if the S&P FI Relevant Entity does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of such entity are rated at least “BBB+” by S&P.

(U)

An “S&P Trigger Failure Condition” occurs at any time no Relevant Entity maintains the S&P Second Trigger Required Ratings.

IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date so specified on the first page hereof.

DEUTSCHE BANK AG, NEW YORK BRANCH	HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Supplemental Interest Trust Trustee for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1
("Party A")	("Party B")
By: /s/ Steven Kessler Name: Steven Kessler Title: Director	By: /s/ Fernando Acebedo Name: Fernando Acebedo Title: Vice President
By: /s/ Kathleen Yohe Name: Kathleen Yohe Title: Vice President